EV Traditional
Emerging Markets
Fund
Annual

Shareholder Report
December 31, 1996

Investment Adviser of
Emerging Markets Portfolio

Lloyd George Management
     (Bermuda) Limited
3808 One Exchange Square
Central, Hong Kong

Administrator of EV Traditional
Emerging Markets Fund

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors

Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EV Traditional
Emerging Markets Fund
24 Federal Street
Boston, MA 02110

T-EMSRC-2/97



To Shareholders

EV Traditional Emerging Markets Fund had a total return of 28.1% for the year ended December 31,1996. That return resulted from a rise in net asset value per share from $10.28 on December 31, 1995 to $12.93 on December 31, 1996, and capital gains distributions of $0.22 per share, and does not include the effect of the Fund's maximum 4.75% sales charge. By comparison, the Morgan Stanley Capital International Emerging Market Index,* a widely recognized, unmanaged index of emerging equity markets throughout the world, had a total return of 6.0% for the same period.

We are pleased to add that the Fund was ranked #2 of 88 emerging market funds for the year ended December 31, 1996, according to Lipper
Analytical Services, Inc., a mutual fund ranking service.+

1996 marked by robust performance in many emerging markets...

A strong showing in key regional areas like Greater China and Latin America set a generally upbeat tempo for global investors in 1996, although it paid to be selective. The markets were fueled by continued, strong economic growth and, in many cases, impressive results in bringing down inflation.

Importantly, the currency problems of 1995, which cast a shadow over many emerging markets, were very much a thing of the past in 1996. Instead, investors focused on superior growth rates in the leading markets. In Asia, the Hong Kong market surged 34%, while Taiwan also jumped 34% and Malaysia was up 18%. In Latin America, where the "Tequila Effect" of 1995 was most unsettling, Brazil rose a staggering 64%, while Mexico climbed 20%. And in Eastern Europe, where old politics and new economic promise wage a constant battle, markets in Russia, Croatia, and Hungary each posted returns well over 100%.

With the U.S. market having soared for two years running, investors look to the emerging markets...

The U.S. market has just recorded two of its strongest back-to-back annual performances in history, well beyond the market's historical returns. That is especially noteworthy given the fact that the U.S. economy continues to register relatively lackluster growth. Not surprisingly, many investors are looking to emerging markets, with their high growth rates and superior corporate profit growth, as a possible investment alternative. Naturally, these markets remain volatile and are subject to higher currency and political risks. But as market reforms spread and inflation is tamed around the world, we believe these markets represent outstanding opportunities over the longer term.

               Sincerely,

               /S/James B. Hawkes

               James B. Hawkes

               President

               February 21, 1997

* It is not possible to invest directly in the Index. +Lipper rankings reflect historical performance through 12/31/96. Rankings are based on the funds' total returns and do not take sales charges into consideration. Past performance is no guarantee of future results.



Management Discussion

An interview with Kiersten Christensen, Lloyd George Management,
Portfolio Manager and Investment Adviser to the Emerging Markets
Portfolio.

Q: Kiersten, the Fund posted excellent returns in 1996, and, as noted earlier, led its Lipper category. Where were you invested during the period?

A. The Portfolio was well represented across a range of emerging countries. East Asia - or the China region - remained the Portfolio's largest regional component, making up 52% of its equity investments. Latin America represented another 25% of the Portfolio, while South Asia
- the India region - accounted for 6%. Smaller investments in Eastern Europe, the Mediterranean, and Africa made up another 17%.

Hong Kong was among the Portfolio's largest country weightings. With the imminent turnover of Hong Kong to Chinese jurisdiction in July, investors are increasingly optimistic about the Hong Kong market. In November 1996, the Chinese government appointed C.H. Tung, a shipping magnate, as the colony's new Chief Executive. The appointment was viewed positively by investors and the political establishment alike. Hong Kong has long been regarded as a proxy for China investment and is likely to receive still more attention as the turnover nears.

Elsewhere in the China region, Malaysia was a very strong performer. The country appeared to achieve its goal of a soft landing, while recording a surprising trade surplus, lowering inflation, and increasing industrial production.

Q: Could we focus on some of your China-region investments?

A. Certainly. The Portfolio's largest holding, Rashid Hussein, is a Malaysian financial conglomerate. Rashid has exposure to a variety of financial businesses, including commercial lending, consumer banking, and the capital markets. The company is very well positioned to provide Malaysia the financial expertise to supplement its ample labor supply and abundant natural resources.

Elsewhere in Malaysia, Star Publications publishes the largest English-language daily in the country. Star enjoys a 20% market share of all newspaper advertising. In the wake of its newspaper successes, Star has begun to venture into magazines and other periodicals. The company should be able to exploit growing consumer appetites and rising ad expenditures.

In Hong Kong, the property sector is a very influential market segment. New World Development is one of Hong Kong's largest property companies. In Hong Kong, the company has a diversified portfolio of investments, including real estate development, commercial and residential rental properties, and hotel management. In addition to its massive holdings in the colony, the company has a strong exposure to mainland China, with 250 kilometers of toll roads and bridges.

[PHOTO OF KIERSTEN CHRISTENSEN OMITTED]

Kiersten Christensen

Q: Latin America - your second largest regional commitment - achieved a major turnaround in 1996. Where have you been investing in that area?

A. With the currency crises of 1995 well behind them, Latin American investors had much to cheer in the past year. Mexico, Brazil, and Chile were our largest Latin weightings. Mexico's recession appeared to bottom out during the year while the government made significant headway against inflation, allowing interest rates to fall further.

Brazil benefited from further progress in the country's privatization plans, especially in the mining and utility sectors, as well as from more liberal tax treatments of exports and plans to repurchase the country's outstanding Brady bonds. In addition, Brazil made remarkable inroads on inflation.

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.



[GRAPHIC MAP OF BRAZIL OMITTED: BRAZIL: REFORMS AND PRIVATIZATION
BUILDING A POWERFUL ECONOMY]

Brazil: A Snapshot*-

GDP Growth:                4.8%

Size of economy:           $715 billion

Fixed investment
growth:                    10%

Savings as % of GDP:       18%

Foreign investment: .      $28 billion


Footnote reads:
* Information for 1996
  Sources: Financial Times; J.P. Morgan, Inc.

Chile was under pressure for much of the year as GDP growth fell short of expectations. However, following two years of underperformance, selected Chilean stocks appeared to offer outstanding value and should participate fully in the eventual economic recovery. And from a geographic standpoint, Chile is uniquely well positioned to benefit from expanding trade with Asia, as they have already demonstrated by doubling their wine exports to Asia in the past year alone.

Q: What kind of companies did you favor in Latin America?

A. As many investors know, Chile is well-regarded throughout the world for its wine production. Vina Concha y Toro is Chile's leading wine producer and exporter, with a 22% market share. Thanks to a recent reorganization that overhauled its production facilities, it's estimated that Concha should increase production by 40% in the next year. The company has also made a large acquisition of land in Argentina that should further enhance its production capacity.

U.S.-based Coca-Cola - the most recognized brand name in the world - is making a massive marketing effort in Latin America. Pan American Beverages (Panamco) is the largest Coke franchiser outside the U.S. and has operations in Mexico, Brazil, and Colombia. The company's geographic diversity offers a hedge against an adverse turn in any single country. In addition, Panamco's vast distribution network provides tremendous marketing muscle that sets up a major barrier to entry for prospective competitors.

Banco Bradesco is the largest private sector bank in Latin America. The company ranks first in terms of total assets, net worth, and deposits. Bradesco operates primarily in the retail banking market, concentrating on individuals and small businesses. With over 2,300 service sites, the bank maintains more than 21 million checking and savings accounts.

Q: You mentioned investments in Eastern Europe, the Middle East, and Africa. Could we take a brief look at those?

A. Yes. Many of these markets are still in their infancy, and therefore have a significantly higher risk profile. Naturally, that puts a premium on stock-picking, but there are some very attractive special situations.

Russia, for example, has witnessed considerable political uncertainty with respect to President Yeltsin's health and his ultimate hold on power. But the country has nonetheless made impressive economic progress in some important areas. The Portfolio has an investment in Mosenergo, a large electric utility that serves the metropolitan Moscow area. The company has reduced its cost structure while improving the efficiency of its generating facilities.



[GRAPHIC PIE CHART OMITTED: THE PORTFOLIO'S COMMON STOCK INVESTMENTS BY
REGION]

South Asia
(Greater India)                  6.1%

East Asia
(Greater China)                 51.8%

Latin America                   25.1%

Other                           17.0%

Footnote reads:
Based on market value as of December 31, 1996.
Because the Portfolio is actively managed, regional allocations are subject to change.

The African markets are also in their early stages but there are interesting opportunities available. Meikles Africa Limited is among the leading retailing and hotel companies in Zimbabwe. Formed a century ago, the company runs the country's largest supermarket chain, as well as a large portfolio of department stores and retail food outlets.

In the Mediterranean, Israel represents a promising but volatile market, with political uncertainties often changing the investment climate. Super Sol is one of Israel's largest supermarket chains and boasts strong management. As a defensive stock, Super Sol offers some participation in the region's growth but also a measure of insulation from politics.

Notes from the Emerging Markets:

(bullet) China - The State Statistics Bureau reported in December that the nation's inflation rate had fallen to 6% for 1996, down from 14.5% in 1995. The government credited the success on inflation to a cooling of economic growth, up a manageable 9.7% in 1996.

(bullet) Malaysia - The Economist Intelligence Unit's "World Outlook-1997" estimates that Malaysia's economy will expand by 8% in 1997, just behind China and Vietnam among emerging nations. Interestingly, the report suggests that the U.S. and Japan will rank among the slowest growing economies.

(bullet) Hungary - In 1996, Hungary joined the Organization for Economic Cooperation and Development, a group of the world's industrialized nations. The move marks a remarkable transition to a market economy since Hungary's "Velvet Revolution" in 1990.

Q: In closing, Kiersten, what is your outlook for the emerging markets?

A. We believe that strong economic fundamentals should continue to benefit emerging markets such as Hong Kong, China, Brazil and Mexico.

Others will no doubt continue to feel the impact of political change, but countries such as India and South Korea still present opportunities in companies with growing franchises. And of course, the continued build-up of infrastructure and telecommunications is an ongoing secular trend.

While past performance is, of course, no guarantee of future results, the emerging markets provide economic growth rates and corporate profit growth that, in many cases, far outpace those of the more developed nations. As the emerging nations become more successful at integrating political stability with manageable growth, the investment potential is likely to be realized. I believe that, over time, patient, long-term investors will reap the rewards of that potential.



[GRAPHIC WORM CHART OMITTED: COMPARISON OF CHANGE IN VALUE OF A
$10,000 INVESTMENT IN EV TRADITIONAL EMERGING MARKETS FUND AND THE MSCI EMERGING MARKETS INDEX]

From December 31, 1994, through December 31, 1996

[Plot Points read:]

ETEMX vs. MSCI Emerging Markets Index

      Date      Fund/NAV    Fund/OP        MSCI
   12/31/94      $10,000     $9,522     $10,000
    1/31/95       $9,648     $9,187      $8,905
    2/28/95       $9,729     $9,263      $8,746
    3/31/95       $9,719     $9,254      $8,869
    4/30/95       $9,910     $9,435      $9,051
    5/31/95      $10,553    $10,048      $9,369
    6/30/95      $10,553    $10,048      $9,346
    7/31/95      $10,724    $10,211      $9,488
    8/31/95      $10,593    $10,086      $9,174
    9/30/95      $10,533    $10,029      $9,275
   10/31/95      $10,231     $9,742      $8,967
   11/30/95       $9,980     $9,502      $8,742
   12/31/95      $10,332     $9,837      $9,080
    1/31/96      $11,317    $10,775      $9,493
    2/28/96      $11,709    $11,148      $9,372
    3/31/96      $11,407    $10,861      $9,505
    4/30/96      $12,191    $11,608     $10,185
    5/31/96      $12,824    $12,211      $9,988
    6/30/96      $12,844    $12,230     $10,119
    7/31/96      $11,970    $11,397      $9,432
    8/31/96      $12,352    $11,761      $9,640
    9/30/96      $12,613    $12,010      $9,723
   10/31/96      $12,543    $11,943      $9,448
   11/30/96      $13,035    $12,411      $9,618
   12/31/96      $13,237    $12,603      $9,624

Footnote reads:
Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Towers Data Systems, Bethesda, MD. *Investment operations commenced on 12/8/94. + Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

Fund performance

In accordance with guidelines issued by the Securities and Exchange Commission, we are including a performance chart that compares your Fund's total return with that of a broad-based investment index. The lines on the chart represent the total returns of $10,000 hypothetical investments in EV Traditional Emerging Markets Fund and the unmanaged Morgan Stanley Capital International Emerging Market Index.

Total return figures

The solid black line on the chart represents the Fund's performance at net asset value. The total return figure reflects Fund expenses and transaction costs. The dotted line represents the Fund's performance including the Fund's 4.75% maximum current sales charge.
The light black line represents the performance of the Morgan Stanley Capital International Emerging Market Index, a broad-based, widely recognized unmanaged index of common stocks traded in a wide range of emerging markets around the world. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.



EV Traditional Emerging Markets Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 1996
Assets:
Investment in Emerging Markets Portfolio, at value (Note 1A)
(identified cost, $2,473,365)                                                    $ 3,198,443
Receivable for Fund shares sold                                                        2,927
Receivable from Administrator                                                         19,987
Deferred organization expenses (Note 1E)                                              38,814
                                                                                 -----------
Total assets                                                                     $ 3,260,171

Liabilities:
Dividends payable                                                 $     2,588
Payable to affiliate --
Trustees' fees                                                             42
Accrued expenses and other liabilities                                  4,636
                                                                  -----------
Total liabilities                                                                      7,266
                                                                                 -----------
Net Assets for 251,620 shares of
beneficial interest outstanding                                                  $ 3,252,905
                                                                                 ===========
Sources of Net Assets:
Paid-in capital                                                                  $ 2,666,363
Accumulated net realized loss on investment transactions
(computed on the basis of identified cost)                                          (137,584)
Unrealized appreciation of investments from Portfolio
(computed on the basis of identified cost)                                           725,078
Accumulated net investment loss                                                         (952)
                                                                                 -----------
Total                                                                            $ 3,252,905
                                                                                 ===========
Net Asset Value and Redemption Price Per Share
($3,252,905 (divided by) 251,620 shares of beneficial interest)                       $12.93
                                                                                      ======
Computation of Offering Price:
Offering price per share (100/95.25 of $12.93)                                        $13.57
                                                                                      ======

On sales of $100,000 or more, the offering price is reduced.

See notes to financial statements





Statement of Operations

For the Year Ended December 31, 1996

Investment Income (Note 1B):
Investment income allocated from Portfolio
(net of foreign taxes, $3,763)                                        $    52,102
Expenses allocated from Portfolio                                         (50,603)
                                                                      -----------
Net investment income from Portfolio                                  $     1,499
Expenses --
Management fee (Note 3)                                 $     8,929
Compensation of Trustees not members of the
Administrator's organization                                     84
Custodian fees (Note 1C)                                      2,832
Distribution fees (Note 5)                                   17,931
Transfer and dividend disbursing agent fees                   3,345
Printing and postage                                         10,453
Legal and accounting services                                 3,114
Registration fees                                            19,964
Amortization of organization expenses (Note 1E)              12,601
Miscellaneous                                                 1,572
                                                        -----------
Total expenses                                          $    80,825
                                                        -----------
Deduct --
Allocation of expenses to the
Administrator (Note 3)                                       19,592
Reduction of management fee (Note 3)                          8,929
                                                        -----------
Total deducted                                               28,521
                                                        -----------
Net expenses                                                               52,304
                                                                      -----------
Net investment loss                                                   $   (50,805)
                                                                      -----------
Realized and Unrealized Gain from Portfolio:
Net realized gain (loss) --
Investments                                              $    8,251
Foreign currency                                            (10,151)
                                                        -----------
Net realized loss                                                     $   (1,900)
Change in unrealized appreciation of investments                          589,470
                                                                      -----------
Net realized and unrealized gain                                      $   587,570
                                                                      -----------
Net increase in net assets from operations                            $   536,765
                                                                      ===========

See notes to financial statements





Statements of Changes in Net Assets

                                                            Year Ended December 31,
                                                     ----------------------------------
                                                          1996                  1995
                                                     -------------        -------------
Increase (Decrease) in Net Assets:
From operations --
Net investment loss                                   $   (50,805)         $   (42,452)
Net realized loss from Portfolio                           (1,900)             (65,674)
Change in unrealized appreciation from Portfolio          589,470              140,895
                                                      -----------          -----------
Net increase in net assets from operations            $   536,765          $    32,769
                                                      -----------          -----------
Distributions to shareholders (Note 2) --
From net realized gain on investment transactions     $   (54,188)                  --
                                                      -----------          -----------

Transactions in shares of beneficial
interest  (Note 4) --
Proceeds from sale of shares                          $ 4,744,666          $   681,725
Net asset value of shares issued to shareholders
in payment of distributions declared                       51,600                   --
Cost of shares redeemed                                (3,400,171)            (343,681)
                                                      -----------          -----------
Increase in net assets from Fund share transactions   $ 1,396,095          $   338,044
                                                      -----------          -----------
Net increase in net assets                            $ 1,878,672          $   370,813

Net Assets:
At beginning of year                                    1,374,233            1,003,420
                                                      -----------          -----------
At end of year (including accumulated
net investment loss of $952
and $0, respectively)                                 $ 3,252,905          $ 1,374,233
                                                      ===========          ===========

See notes to financial statements





Financial Highlights

                                                                 Year Ended December 31,
                                                     ------------------------------------------
                                                         1996             1995            1994*
                                                       -------          -------          -------
Net asset value - beginning of year                    $10.280          $ 9.950          $10.000
                                                       -------          -------          -------
Income (loss) from operations:
Net investment loss                                    $(0.202)         $(0.317)         $(0.001)
Net realized and unrealized gain
(loss) on investments                                    3.072            0.647           (0.049)
                                                       -------          -------          -------
Total income (loss) from operations                    $ 2.870          $ 0.330          $(0.050)
                                                       -------          -------          -------
Less distributions:
From net realized gain on investments                  $ (0.22)         $    --          $    --
                                                       -------          -------          -------

Net asset value - end of year                          $12.930          $10.280          $ 9.950
                                                       =======          =======          =======

Total Return (2)                                         28.12%            3.32%           (0.50%)

Ratios/Supplemental Data**:
Net assets, end of period (000 omitted)                $ 3,253          $ 1,374          $ 1,003
Ratio of net expenses to average
daily net assets (1)(3)                                   3.09%            5.06%            0.50%+
Ratio of net expenses to average daily
net assets after custodian fee reduction (1)(3)           2.87%              --               --
Ratio of net investment loss
to average daily net assets                              (1.41%)          (3.79%)          (0.50%)+

** The expenses related to the operation of the Fund reflect an assumption of expenses by the
   Administrator. Had such action not been taken, net investment loss per share and the ratios would have been as follows:

Net investment loss per share                          $(0.417)         $(0.770)         $(0.010)
                                                       =======          =======          =======
Ratios (As a percentage of average
daily net assets):
Expenses (1)(3)                                           4.59%           10.48%            7.84%+
Expenses after custodian fee reduction (1)(3)             4.37%              --               --
Net investment loss                                      (2.91%)          (9.21%)          (7.84%)+

 * For the period from the start of business, December 8, 1994, to December 31, 1994.

 + Annualized.

(1) Includes the Fund's share of Emerging Markets Portfolio's allocated expenses.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date. Total return is computed on a non-annualized basis.

(3) The expense ratios for the years ended December 31, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended December 30, 1994 have not been adjusted to reflect this change.

See notes to financial statements




Notes to Financial Statements


(1) Significant Accounting Policies

EV Traditional Emerging Markets Fund (the Fund) is a mutual fund seeking long-term capital appreciation through investment in a portfolio of equity securities of companies in countries with emerging markets. The Fund is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (30.0% at December 31, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B. Income - The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. Expense Reduction - The Fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 1996, net capital loss of $138,406, attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Fund's next taxable year.

E. Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

F. Use of Estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2) Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statement and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting are reclassified to paid-in capital. During the year ended December 31, 1996, $49,853 was reclassified from accumulated net investment loss and $18,052 was reclassified to accumulated net realized loss and $31,801 was reclassified from paid-in capital due to permanent differences between book and tax accounting for net operating losses, foreign currency gains and losses and character reclassifications. Net investment loss, net realized loss, and net assets were not affected by these reclassifications.

(3) Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 1996, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $8,929. To enhance the net income of the Fund, EVM made a waiver of its management fee in the amount of $8,929 and was allocated expenses in the amount of $19,592. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Eaton Vance Distributors, Inc., (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $2,200 as its portion of the sales charge on sales of Fund shares for the year ended December 31, 1996. EVD also receives a contingent deferred sales charge (CDSC) on shareholder redemptions made within 18 months of purchase, where the initial investment in the Fund was $1 million or more. No such fees were received during the period. Certain of the officers and Trustees of the Fund and Portfolio are officers and directors/trustees of the above organizations. In addition, investment adviser, administrative and custodian fees are paid by the Portfolio to EVM and its affiliates. See
Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.



(4) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                          Year Ended December 31,
                                    --------------------------------
                                         1996                 1995
                                       --------             --------
Sales                                   384,505               67,327

Issued to shareholders electing
to receive payment of distributions
in Fund shares                            4,175                   --

Redemptions                            (270,689)             (34,525)
                                      ----------           ----------
  Net increase                          117,991               32,802
                                      ==========           ==========

(5) Distribution Plan

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc.
(EVD) a monthly distribution fee equal, on an annual basis, to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. During the year ended December 31, 1996 the Fund paid distribution fees to

EVD aggregating $14,702 representing 0.41% of average daily net assets. The Plan also provides that the Fund will pay a quarterly service fee to EVD in an amount equal, on an annual basis, to 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. The Fund paid or accrued an aggregate of $3,229 for the year ended December 31, 1996 as service fees under the Plan. EVD may pay up to the entire amount of the service fee to Authorized Firms through which the Fund's shares are distributed. Certain officers and Trustees of the Fund are officers or directors of EVD.

(6) Investment Transactions
Increases and decreases in the Fund's investment in the Portfolio aggregated $4,781,416 and $3,517,011, respectively.



Independent Auditors' Report

To the Trustees and Shareholders of
Eaton Vance Special Investment Trust:

We have audited the accompanying statement of assets and liabilities of EV Traditional Emerging Markets Fund (the Fund) (one of the series constituting Eaton Vance Special Investment Trust) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from the start of business, December 8, 1994, to December 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the EV Traditional Emerging Markets series of Eaton Vance Special Investment Trust at December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                          DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 31, 1997



Emerging Markets Portfolio
Portfolio of Investments -- December 31, 1996


Common Stocks - 93.6%

Beverages - 6.2%
Pan American Beverages, Inc.                 6,000          $281,250
Coca Cola franchiser
Vina Concha Y Toro ADR                      16,000           376,000
Wine producer/exporter
                                                         -----------
                                                            $657,250
                                                         -----------
Commerce - 1.9%
Li & Fung Ltd.                             230,000          $203,685
Trading company
                                                         -----------
Construction - 2.5%
Konsortium Perkapalan BHD                   39,000          $262,470
Infrastructure logistics
                                                         -----------
Finance - 17.9%
Banco Bradesco S.A. Pfd.                36,258,993          $262,769
Banking
Banco Totta & Acores                        13,700           257,696
Banking
Corp. Banco Credito del Peru                12,500           231,250
Financial Conglomerate
Far East Bank & Trust Co. Ltd.               3,120            12,456
Far East Bank & Trust Co. Ltd. (Rights)+     6,260            11,544
Banking
HSBC Holdings PLC                           11,200           239,638
Banking
Kwong Yik Bank                              57,000           200,831
Banking
Rashid Hussein BHD                          70,000           462,787
Financial Conglomerate
Yuanta Securities Co. Ltd.                   7,770            20,343
Securities firm
Zagrebacka Banka GDR                        10,000           203,750
Banking
                                                         -----------
                                                          $1,903,064
                                                         -----------
Manufacturing - 12.5%
Brasmotor S.A. Pfd.                        410,000          $113,839
White goods manufacturer
Compania Siderurgica Nacio               9,000,000           255,522
Steel manufacturer
Hindalco Industries Ltd. GDR                10,000           246,250
Aluminum manufacturer
Larsen & Toubro Ltd GDR (New)               10,000           145,750
Engineering and manufacturing
Pliva D.D. GDR Reg S                         2,000           106,000
Generic pharmaceutical manufacturer
Tata Engineering & Locomotion GDR            9,720           103,275
Tata Engineering & LocomotionSP GDR         10,000           106,250
Heavy equipment manufacturer
Yung Shin Pharmaceutical Ind.               86,000           258,000
Pharmaceutical manufacturer
                                                         -----------
                                                          $1,334,886
                                                         -----------
Media - 5.8%
Star Publications                           76,000          $299,367
Newspaper and magazine publisher
Grupo Radio ADR                             30,000           206,250
Radio station
Matichon Public Co. Ltd.                    43,500           112,778
Newspaper publisher
                                                         -----------
                                                            $618,395
                                                         -----------
Multi-Industry - 17.7%
Alsons Consolidated Resources            2,200,000          $182,357
Electric power/cement
Belle Corporation                        1,200,000           333,080
Tourism/gaming/property
Benpres Holdings                            38,000           285,000
Property/telecommunications/power
Cheung Kong                                 33,000           293,310
Property/infrastructure
Hutchison Whampoa                           30,000           235,618
Property/telecommunications
John Keells Holdings GDR                     1,429             9,646
Tourism/trading/agriculture
Meikles Africa Limited                     189,100           279,868
Tourism/hotels/retail stores
Poland (Govt. of) Privatisation              5,400           267,885
Diversified conglomerate
                                                         -----------
                                                          $1,886,764
                                                         -----------
Property - 5.2%
New World Development                       60,000          $405,301
Property developer
Solidere GDR                                13,000           149,500
Property developer
                                                         -----------
                                                            $554,801
                                                         -----------
Retail - 13.9%
Compania Brasileira de Distrib. GDR         14,000          $244,090
Supermarket chain
Disco S A ADR                               10,000           282,500
Supermarket chain
KFC Holdings (Malaysia) BHD                 60,000           247,031
KFC Holdings (Malaysia) BHD (Warrants)+      8,000             9,565
Fast food chain
Pizza Co. (Thailand) Ltd. (Foreign)         45,000           263,158
Fast food chain
PT Hero Supermarket (Foreign)              300,000           222,222
Supermarket chain
Super Sol                                    8,600           210,660
Supermarket chain
                                                         -----------
                                                          $1,479,226
                                                         -----------
Telecommunications - 5.8%
Compania de Telecomunicaciones ADR           2,400          $242,400
International phone and media company
Korea Mobile Telecom Corp.                      60            60,872
Korea Mobile Telecom 144A ADR                7,725            99,459
Mobile telecommunications operator
PT Telecomunikasion (Foreign)              125,000           215,608
International telecommunications operator
                                                         -----------
                                                            $618,339
                                                         -----------
Utilities - 4.2%
Korea Electric Power Corp. ADR              11,500          $235,750
Electric power utilities
Mosenergo-RDC 144 ADR                        7,000           217,000
                                                         -----------
Gas power utilities
                                                            $452,750
                                                         -----------
Total Common Stocks (identified cost, $8,135,381)         $9,971,630
Other Assets, less Liabilities - 6.4%                        686,897
                                                         -----------
Net Assets - 100%                                        $10,658,527
                                                         ===========

 + Non income producing

See notes to financial statements.



Country concentration - Below are the countries represented in the Portfolio of Investments (unaudited)

                   Percentages
Country           of Net Assets         Value
------------     --------------    -------------

Argentina                2.7%        $282,500
Brazil                   8.2          876,220
Chile                    5.8          618,400
Croatia                  1.0          106,000
Hong Kong               12.9        1,377,552
Hungary                  1.9          203,750
India                    5.7          601,525
Indonesia                4.1          437,830
Israel                   2.0          210,660
Republic of Korea        3.7          396,081
Lebanon                  1.4          149,500
Malaysia                13.9        1,482,051
Mexico                   4.6          487,500
Peru                     2.2          231,250
Philippines              7.8          824,437
Poland                   2.5          267,885
Portugal                 2.4          257,696
Russia                   2.0          217,000
South Africa             2.6          279,868
Sri Lanka                0.1            9,646
Taiwan                   2.6          278,343
Thailand                 3.5          375,936

See notes to financial statements




Statement of Assets and Liabilities

December 31, 1996

Assets:
Investments, at value (Note 1A) (identified cost, $8,135,381)           $ 9,971,630
Cash                                                                        399,281
Receivable for investments sold                                             316,445
Dividends receivable                                                         12,101
Deferred organization expenses (Note 1D)                                     11,102
Tax reclaim receivable                                                          199
                                                                        -----------
Total assets                                                            $10,710,758

Liabilities:
Payable to affiliates --
Trustees' fees                                          $     1,268
Accrued expenses and other liabilities                        5,538
Bank overdraft                                               45,425
                                                        -----------
Total liabilities                                                            52,231
                                                                        -----------
Net Assets applicable to investors' interest in Portfolio               $10,658,527
                                                                        ===========
Sources of Net Assets:
Net proceeds from capital contributions and withdrawals                 $ 8,822,414
Net unrealized appreciation of investments
(computed on the basis of identified cost)                                1,836,249
Net unrealized depreciation of foreign currencies                              (136)
                                                                        -----------
Total                                                                   $10,658,527
                                                                        ===========

See notes to financial statements





Statement of Operations

For the Year Ended December 31, 1996

Investment Income:
Dividend income (net of foreign withholding tax of $9,218)                        $  121,828
Expenses --
Investment adviser fee (Note 2)                                   $   62,401
Administration fee (Note 2)                                           20,096
Compensation of Trustees not members of the
Investment Adviser's organization (Note 2)                            13,376
Custodian fees                                                        63,743
Legal and accounting services                                         15,747
Amortization of organization expenses (Note 1D)                        4,795
Miscellaneous                                                          6,913
                                                                  ----------
Total expenses                                                    $  187,071
                                                                  ----------
Deduct --
Waiver of investment adviser fee (Note 2)                         $  (44,320)
Allocation of expenses to the Administrator (Note 2)                 (14,221)
Reduction of custodian fee (Note 1C)                                 (18,112)
                                                                  ----------
Total deducted                                                    $  (76,653)
                                                                  ----------
Net expenses                                                                         110,418
                                                                                  ----------
Net investment income                                                             $   11,410
                                                                                  ----------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) (identified cost basis) --
Investments                                                       $  164,066
Foreign currency                                                     (24,364)
                                                                  ----------
Net realized gain                                                                 $  139,702
Change in unrealized appreciation --
Investments                                                       $1,561,079
Foreign currency                                                         276
                                                                  ----------
Change in unrealized appreciation of investments                                   1,561,355
                                                                                  ----------
Net realized and unrealized gain on investments                                   $1,701,057
                                                                                  ----------
Net increase in net assets from operations                                        $1,712,467
                                                                                  ==========

See notes to financial statements





Statements of Changes in Net Assets

                                                        Year Ended December 31,
                                                 ------------------------------------
                                                      1996                  1995
                                                 --------------        --------------
Increase (Decrease) in Net Assets:
From operations --
Net investment income (loss)                      $    11,410           $   (23,217)
Net realized gain (loss) on investments
and foreign currency transactions                     139,702              (147,448)
Change in unrealized appreciation                   1,561,355               281,463
                                                  -----------           -----------
Net increase in net assets from operations        $ 1,712,467           $   110,798
                                                  -----------           -----------
Capital transactions --
Contributions                                     $11,229,400           $ 3,550,731
Withdrawals                                        (5,870,609)           (1,269,530)
                                                  -----------           -----------
Increase in net assets from capital transactions  $ 5,358,791           $ 2,281,201
                                                  -----------           -----------
Net increase in net assets                        $ 7,071,258           $ 2,391,999
Net Assets:
At beginning of year                                3,587,269             1,195,270
                                                  -----------           -----------
At end of year                                    $10,658,527           $ 3,587,269
                                                  ===========           ===========

See notes to financial statements





Supplementary Data

                                                             Year Ended December 31,
                                                  --------------------------------------------
                                                      1996            1995             1994*
                                                   ----------      ----------       ----------
Ratios (to average daily net assets):**
Net expenses (1)                                      1.54%          2.58%             0.00%
Net expenses after custodian fee reduction            1.32%          2.58%               --
Net investment income (loss)                          0.14%         (1.00%)            0.00%

Portfolio Turnover                                     125%            98%                0%
Net assets, end of year (000's omitted)             $10,659        $ 3,587           $ 1,195
Average Commission Rate Paid (2)                    $0.0029             --                --

**The operating expenses of the Portfolio reflect an allocation of expenses to the Administrator and a waiver of investment advisor fees. Had such actions not been taken, the ratios would have been as follows:

Expenses (1)                                          2.24%          5.24%             2.21%+
Expenses after custodian fee reduction                2.02%          5.24%               --
Net investment loss                                  (0.56%)        (3.66%)           (2.21%)+

 + Annualized.

 * For the period from the start of business, November 30, 1994, to December 31, 1994.

(1) The expense ratios for the years ended December 31, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the
    Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended on December 31, 1994 have not been adjusted to reflect this change.

(2) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after
    September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

See notes to financial statements




Notes to Financial Statements

(1) Significant Accounting Policies

Emerging Markets Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Federal Taxes -- The Portfolio has elected to be treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue
Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

C. Expense Reduction -- The Portfolio has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances are used to offset custody fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

D. Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either of cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F. Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

G. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H. Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

I. Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

(2) Investment Adviser Fee and Other
Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1996, the adviser fee was 0.75% of average net assets.To enhance the net income of the Portfolio the Adviser made a waiver of $44,320 of investment adviser fees. In addition, an administrative fee is earned by Eaton Vance Management
(EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 1996, the administration fee was 0.25% of average net assets. To enhance the net income of the Portfolio, the administrator was allocated expenses in the amount of $14,221. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

(3) Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $4,805,461 and $9,652,394 respectively.

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 1996, as computed on a Federal income tax basis, are as follows:

Aggregate cost                       $8,135,381
                                   ============

Gross unrealized appreciation         2,050,202
Gross unrealized depreciation          (213,953)
                                   ------------
  Net unrealized appreciation        $1,836,249
                                   ============

(5) Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

(6) Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a committed $120 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the banks' adjusted certificate of deposit rate, eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 1996.



Independent Auditors' Report


To the Trustees and Shareholders of
Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Emerging Markets Portfolio (the Portfolio) as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the supplementary data for each of the two years then ended and for the period from the start of business November 30, 1994, to December 31, 1994. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statments and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmations of the securities owned at December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Emerging Markets Portfolio at December 31, 1996, and the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                             DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 31, 1997



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Investment Management

EV Traditional
Emerging Markets
Fund
24 Federal Street
Boston, MA 02110

Officers

James B. Hawkes
President, Trustee

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Trustees

M. Dozier Gardner
Vice Chairman, Eaton Vance
Management

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New
England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of
Investment Banking, Harvard
University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United
Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company
Incorporated

Jack L. Treynor
Investment Adviser and Consultant

Emerging Markets
Portfolio
24 Federal Street
Boston, MA 02110

Officers

Hon. Robert Lloyd George
President, Trustee

James B. Hawkes
Vice President, Trustee

Scobie Dickinson Ward
Vice President, Assistant
Secretary and Assistant Treasurer

William Walter Raleigh Kerr
Vice President,
Assistant Treasurer

James L. O'Connor
Vice President, Treasurer

Thomas Otis
Vice President, Secretary

Trustees

Hon. Edward K.Y. Chen
Professor and Director, Center for
Asian Studies, University of
Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New
England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of
Investment Banking, Harvard
University Graduate School of
Business Administration

Norton H. Reamer
President and Director, United
Asset Management Corporation